UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2021
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RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street,	Waltham,	Massachusetts	02451
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

First Amendment to Employment Agreement with Gregory J. Hayes

On March 4, 2021, Raytheon Technologies Corporation (the “Company”) and Gregory J. Hayes entered into the First Amendment to the Employment Agreement between the Company and Mr. Hayes dated June 9, 2019 (the “Hayes Employment Agreement”). The Amendment modifies the provisions of the Employment Agreement relating to annual equity award grants to give discretion to the Compensation Committee of the Company’s Board of Directors to determine the amount of the grants each year.

The foregoing description of the First Amendment to the Hayes Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Hayes Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.

First Amendment to Employment Agreement with Thomas A. Kennedy

Concurrently with amending the Hayes Employment Agreement, on March 4, 2021, the Company and Thomas A. Kennedy also entered into the First Amendment to the Employment Agreement between the Company and Mr. Kennedy dated June 9, 2019, the terms of which are substantially similar to the terms of the First Amendment to the Hayes Employment Agreement.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	First Amendment, dated March 4, 2021, to Employment Agreement between Gregory J. Hayes and Raytheon Technologies Corporation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: March 5, 2021	By:	/S/ FRANK R. JIMENEZ
Frank R. Jimenez
Executive Vice President & General Counsel